SUPPLEMENT DATED MAY 1, 2006

TO PROSPECTUS DATED MAY 1, 2006

FOR

WRL FREEDOM ELITE BUILDER®

An Individual Flexible Premium Variable Life Insurance Policy

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

This Supplement modifies certain information contained in your WRL Freedom Elite Builder prospectus for the Associate Policy. Please read it carefully and retain it for future reference.

Please refer to information contained on page 33 of the prospectus under the subheading “Associates Policies”. This section describes those who are eligible for an Associate Policy, and also states that the Associate Policy may have reduced or waived charges, fees and cost of insurance rates. This supplement to the prospectus provides specific detail on these reductions and waivers for the Associate Policy.

The following charges are not contained in the Associate Policy and will not be charged to eligible purchasers of the Associate Policy:

•	Premium Expense Charge
•	Premium Collection Charge
•	Cash Withdrawal Charge
•	Surrender Charge
•	Decrease Charge
•	Transfer Charge (for transfers between subaccounts)
•	Change in Net Premium Allocation Charge
•	Monthly Policy Charge

In addition, Cost of Insurance charges will generally be lower for eligible purchasers of the Associate Policy.

Information in the WRL Freedom Elite Builder® prospectus is hereby modified, as follows:

Page 2 -

Under “Variable Death Benefit”, Choice Among Death Benefit Options”, the following sentences near the top of page 2, (2nd sentence) are deleted: “We offer four (4) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.” The Associate Policy does not band specified amounts for cost of insurance rates.

Under “No Lapse Guarantee” the phrase “and minus any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Under “Transfers”, the second bulleted item, regarding a transfer processing fee, is deleted. The Associate Policy does not contain a transfer processing fee.

Page 3 -

Under “Cash Withdrawals and Surrenders”, the entire fourth bulleted item is deleted. The entire fourth bulleted item is revised, as follows: “You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value minus any outstanding loan amount and accrued loan interest).”

Page 4 -	Under “Risk of Lapse”, in the second sentence of the third paragraph, the phrase “and any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Pages	Under “Fee Tables”, “Transaction Fees”, information, including related footnotes, on the following
6 – 8 -	charges is deleted. The Associate Policy does not contain these charges.

•	Page 6:	Premium Charges
•	Premium Expense Charge
•	Premium Collection Charge
•	Cash Withdrawal Charge
•	Page 7: Surrender Charge
•	Minimum Charge
•	Maximum Charge
•	Initial Charge
•	Transfer Charge
•	Page 8 - Change in Net Premium Allocation Charge
•	Decrease Charge

Page 8 -	Under “Periodic Charges Other Than Portfolio Operating Expenses”, information on “Monthly Policy Charge” is deleted. The Associate Policy does not contain these charges.

Pages	Under “Periodic Charges Other Than Portfolio Operating Expenses”, information under “Cost of
8 – 9	Insurance” is modified, as follows:

Cost of Insurance (without Extra Ratings)	Monthly on the Policy date and on each Monthiversary until the insured reaches age 100
☐ Minimum Charge		$.06 per $1,000 of net amount at risk per month[9]	$.02 per $1,000 of net amount at risk per month[9]
☐ Maximum Charge		$83.33 per $1,000 of net amount at risk per month[9]	$19.35 per $1,000 of net amount at risk per month[9]
☐ Initial Charge for a male insured, issue age 30, in the ultimate select non-tobacco use class, band 1		$.12 per $1,000 of net amount at risk per month[9]	$.02 per $1,000 of net amount at risk per month[9]

Page 8 -

In footnote 7, the following sentences are deleted: “Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,000) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000).” The Associate Policy does not band specified amounts for cost of insurance rates.

Pages 12 -	Under “Periodic Charges Other Than Portfolio Operating Expenses”, information under “Primary
13 -	Insured Rider” and “Primary Insured Plus Rider” is deleted. These riders are not available to the Associate Policy.

Pages	Information under and including the sub-headings “Premium Charges”, “Premium expense
22 – 23 -	charge”, “Premium collection charge” and “Monthly Policy Charge” is deleted. The Associate Policy does not contain these charges.

Page 23 -

Under “Cost of Insurance Charge”, the second, third and fourth bulleted items describing “banded” specified amounts are deleted. The Associate Policy does not band specified amounts for cost of insurance rates.

Page 24 -	The first sentence in the first paragraph is modified by deleting the phrase “specified amount band”.

The last sentence in the second paragraph is deleted. The first sentence on the third paragraph is deleted. The second sentence in the sixth paragraph is deleted.

Pages	Information under and including the sub-headings “Surrender Charge”, “Decrease Charge”, and
25 – 27	“Transfer Charge” is deleted. The Associate Policy does not contain these charges.

Page 31	Under “Purchasing a Policy”, the information in the second paragraph, beginning with and including the third sentence, regarding banding of coverage, is deleted. The fourth sentence and chart is also deleted. The Associate Policy does not band specified amounts for cost of insurance rates.

Page 35 -	Under the sub-heading “No Lapse Period”, the phrase “and minus any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Pages 36 -	Under “Transfers”, “General”, the fifth checkmarked item is deleted. The Associate Policy does not contain a transfer charge.

Page 41 -	Under the sub-heading “Dollar Cost Averaging”, “To start dollar cost averaging”, the last sentence on the page is deleted. The Associate Policy does not contain a transfer charge.

Page 42 -	Under the sub-heading “Asset Rebalancing Program”, “To start asset rebalancing”, the sentence

“However, each reallocation we make under the program counts towards your 12 free transfers each year,” is deleted. The Associate Policy does not contain a transfer charge.

Page 43 -	Under “Policy Values”, “Net Surrender Value”, “Net surrender value on any valuation date equals”, the bullet “any surrender charge as of such date; minus” is deleted. The Associate Policy does not contain a surrender charge.

Page 46 -	Under the sub-heading “Effect of Cash Withdrawals on the Death Benefit”, the second sentence is deleted. The Associate Policy does not contain a decrease charge.

Pages	Under “Increasing/Decreasing the Specified Amount”, the first sentence in the second paragraph is
47 – 48

deleted. Under “Conditions for and impact of decreasing the specified amount”, the 7th bulleted items is deleted. The 3rd bulleted item is revised to remove the phrase “under band 1”. The Associate Policy does not contain a surrender charge or surrender charge period.

Page 48 -

Under “Surrenders and Cash Withdrawals”, Surrenders”, the sentence, “You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount.” is deleted. The Associate Policy does not contain a surrender charge.

Page 49 -	Under the sub-heading “Cash Withdrawals”, “Cash withdrawal conditions:” the 7th bulleted item is deleted. The Associate Policy does not contain a processing fee.

Page 52 -

Under the sub-heading “No Lapse Period Guarantee”, “No lapse date”, “Early termination of the no lapse period”, 2nd bullet, the phrase “and any decrease charge” is deleted. The Associate Policy does not contain a decrease charge.

Under the sub-heading “Reinstatement”, the second sentence of the last paragraph is revised, as follows: “Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction.”

Pages	Information under the sub-heading “Primary Insured Rider (“PIR”) and Primary Insured Rider
59 – 60	Plus (“PIR Plus”) is deleted. These riders are not available to the Associate Policy.

Page 69 -	Explanation of the term “net premium” is changed as follows: “The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid.”

Explanation of the term “net surrender value” is changed as follows: “The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any outstanding loan and accrued loan interest.”

Pages	Appendix A – These pages are deleted, because an Associate Policy does not contain a surrender
72 - 73	charge.

FEBASSOCSUPP-5/06

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